UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CECIL BANCORP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
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(4)Date Filed:

February 18, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 30, 2011

Dear Cecil Bancorp, Inc. Stockholder:

This 2011 Annual Stockholders Meeting for Cecil Bancorp, Inc. will be held at 9:00 A.M., local time on March 30, 2011 at Cecil Bank Corporate Center, 118 North Street, Elkton, Maryland 21922-0568. The Annual Meeting is for the purpose of considering and acting upon:

1.           The election of two directors:
Mark W. Saunders
Brian L. Lockhart

This communication is not a voting form and presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2.Approval of a non-binding resolution on executive compensation.

Stockholders of record at the close of business on February 9, 2011 are the stockholders entitled to vote at the Annual Meeting.

Your Board of Directors recommends a vote “FOR” each of the above proposals.

This year we are furnishing proxy materials to our stockholders over the internet. You may access the following proxy materials at www.cecilbank.com/2011ProxyMaterials (i) Notice of the Annual Meeting, (ii) the 2010 Annual Report and (iii) the Annual Meeting Proxy Statement.

If you would like a paper copy of the proxy materials mailed to you, you may request one:

•By Internet – www.cecilbank.com/2011ProxyMaterials
•By Telephone – 1-(866) 570-1650
•By Email -- proxy@cecilbank.com

The Annual Meeting Proxy Statement and 2010 Annual Report to Stockholders are available at www.cecilbank.com/2011ProxyMaterials

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 21, 2011 to facilitate timely delivery.

Shortly you will receive by mail a Proxy Card. If you wish to vote by mail, simply cast your vote on the Proxy Card you receive and mail it in the accompanying Business Reply Envelope. If you wish to vote in person at the Annual Meeting, you will need personal identification and, unless you are a registered holder of common stock, evidence of your ownership of Cecil Bancorp, Inc. common stock as of the close of business on the record date.

TO OBTAIN DIRECTIONS TO ATTEND THE MEETING AND VOTE IN PERSON, VISIT WWW.CECILBANK.COM OR CALL (866) 570-1650.